Exhibit 23(c)

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Media Metrix Inc. registration statement on Form S-8 of our report dated April 8, 1999, on our audits of the financial statements of RelevantKnowledge, Inc.


                                         /s/ PricewaterhouseCoopers LLP

                                             PricewaterhouseCoopers LLP

Atlanta, Georgia
November 8, 1999